SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2017 (May 9, 2017)

MoneyOnMobile, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

$3.75 Million Unsecured Lending Transaction

In May 2017, My Mobile Payment Limited (“MMPL”), a subsidiary of MoneyOnMobile, Inc. (the "Company") amended its December 2016 loan agreement, as amended in March 2017 (the “Amended Loan Agreement”), with YES BANK Limited (the “Lender”), pursuant to which the Lender increased their credit facility to MMPL to INR 250 million or approximately USD 3.75 million (“Credit Facility”). As part of the amendment, a MoneyOnMobile, Inc. shareholder provided the lender with an additional USD 5.0 million bank guarantee in order to assure repayment by MMPL of any amounts borrowed from the Lender. Borrowings under the Credit Facility are at a variable rate based on 2.1% over a base rate, which is currently equal to 9.5%. The resulting aggregate interest rate on the Credit Facility totals 11.6% and matures in December 2017. In the event of a default, the Lender may seek standard remedies. The foregoing descriptions of the Loan Agreement and related agreements do not purport to be complete and are qualified in their entirety by reference to the complete text of the Loan Agreement, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 12, 2016.

Item 7.01 Regulation FD Disclosure

On May 9, 2017, the Company issued a press release announcing the expansion to $3.75 Million for its Unsecured Lending Transaction with YES BANK Limited. The press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information and exhibits attached hereto in this Section 7.01 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01 Exhibits

Exhibit No.	Description
99.1	Press Release: Expansion of Unsecured Credit Facility

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: May 12, 2017	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer

Exhibits

Exhibit No.	Description
99.1	Press Release: Expansion of Unsecured Credit Facility